UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 967-5294

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously reported, on August 21, 2024, Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Initial Merger Agreement” and, as amended by Amendment No. 1 to the Initial Merger Agreement, dated as of September 12, 2024, the “Merger Agreement”) by and among the Company, Bitfarms Ltd., a corporation organized under the Business Corporations Act (Ontario) (“Bitfarms”), Backbone Mining Solutions LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Bitfarms (“BMS”), HPC & AI Megacorp, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BMS (“Merger Sub”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, on March 14, 2025, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned, indirect subsidiary of Bitfarms (the “Surviving Corporation”).  Capitalized terms used and not otherwise defined herein have the meaning set forth in the Initial Merger Agreement, which is attached hereto as Exhibit 2.1, as amended by Amendment No. 1 to the Initial Merger Agreement, which is attached hereto as Exhibit 2.2.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.0001 per share, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 2.520 common shares of Bitfarms, without par value (“Bitfarms Common Shares”), and each issued and outstanding share of Class V common stock, par value $0.0001 per share, of the Company (“Company Class V Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) was automatically cancelled and ceased to exist.  Any holder of Company Class A Common Stock who was otherwise entitled to receive a fraction of a share of Bitfarms Common Shares pursuant to the Merger (after taking into account all the Company Class A Common Stock held immediately prior to the Effective Time by such holder) received in lieu thereof an amount of cash, without interest, equal to such fraction of a share of Bitfarms Common Shares multiplied by the closing price per share of Bitfarms Common Shares on the Business Day immediately prior to the Effective Time.

Immediately prior to the Effective Time, (1) each share of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) issued and outstanding as of such time converted into 250 shares of Company Class A Common Stock in accordance with the Certificate of Designations of the Series C Preferred Stock, filed with the Secretary of State of the State of Delaware, effective February 20, 2023, and all shares of Series C Preferred Stock ceased to exist, and (2) pursuant to Section 3.6(q) of the Fifth Amended and Restated Limited Liability Company Agreement of Stronghold Digital Mining Holdings LLC, a Delaware limited liability company (“Company Holdco”), the Company required each member of Company Holdco (other than the Company and its wholly owned subsidiaries) to exchange all of the issued and outstanding Company Holdco Units held by such member, together with the surrender for cancellation of a corresponding number of shares of Company Class V Common Stock, for a corresponding number of shares of Company Class A Common Stock, resulting in zero Company Class V Common Stock issued and outstanding thereafter.

At the Effective Time, each Company restricted stock unit award that was outstanding immediately prior to the Effective Time and granted prior to August 21, 2024 vested in full, and each Company restricted stock unit was treated as a share of Company Class A Common Stock for all purposes of the Merger Agreement, including the right to receive the Per Share Merger Consideration.  Additionally, at the Effective Time, each Company restricted stock unit award that was outstanding immediately prior to the Effective Time and granted during the interim period between August 21, 2024 and March 14, 2025, was automatically converted into a Bitfarms restricted stock unit award on substantially the same terms and conditions as were applicable to such restricted stock unit award as of immediately prior to the Effective Time, except that the number of shares of Bitfarms Common Shares subject to such Bitfarms restricted stock unit award equaled the number of shares of Company Class A Common Stock subject to such Company restricted stock unit award multiplied by the Exchange Ratio.  Further, at the Effective Time, (1) each outstanding vested or unvested compensatory option to purchase shares of Company Class A Common Stock (each, a “Company Option”), other than any such option held by a former employee or former non-employee director of, or other service provider to, the Company or its subsidiaries (each, a “Former Employee Option”), was automatically converted into an option to acquire Bitfarms Common Shares (each, a “Bitfarms Option”) on substantially the same terms and conditions as were applicable to such Company Option as of immediately prior to the Effective Time, except that (a) the number of shares of Bitfarms Common Shares subject to such Bitfarms Option equaled the number of shares of Company Class A Common Stock underlying the Company Option multiplied by the Exchange Ratio, and (b) the exercise price of each Bitfarms Common Shares issuable upon the exercise of the Bitfarms Option equaled the exercise price per share of the Company Class A Common Stock under such Company Option divided by the Exchange Ratio, and (2) each Former Employee Option was automatically cancelled and converted into the right to receive a number of shares of Bitfarms Common Shares equal to the product of (x) the number of shares of Company Class A Common Stock subject to such Former Employee Option as of immediately prior to the Effective Time and (y) (i) the excess, if any, of the Merger Consideration Value (as defined herein) over the exercise price per share of Company Class A Common Stock applicable to such Former Employee Option, divided by (ii) the Exchange Ratio multiplied by the volume-weighted average price of a share of Bitfarms Common Shares reported by The Nasdaq Stock Market LLC (“Nasdaq”) for the five consecutive trading day period ending on the trading day immediately prior to the Effective Time (the “Merger Consideration Value”).

At the Effective Time, in accordance with the terms of each outstanding and unexercised warrant to purchase shares of Company Class A Common Stock (each, a “Company Warrant”), except as otherwise mutually agreed by the holder of any Company Warrant and Bitfarms, each Company Warrant was converted into a warrant to acquire shares of Bitfarms Common Shares (each, a “Bitfarms Warrant”) on substantially the same terms and conditions as were applicable to such Company Warrant as of immediately prior to the Effective Time.  The number of shares of Bitfarms Common Shares subject to such Bitfarms Warrant was the number of shares of Company Class A Common Stock underlying the Company Warrant multiplied by the Exchange Ratio, and the exercise price of each Bitfarms Common Shares under such Bitfarms Warrant was the exercise price of the Company Class A Common Stock under such Company Warrant divided by the Exchange Ratio.

The issuance of Bitfarms Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Bitfarms’ registration statement on Form F-4, as amended (File No. 333-282657), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2025.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Initial Merger Agreement and Amendment No. 1 to the Initial Merger Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference into this Current Report on Form 8-K.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02 – Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on March 14, 2025, the Company terminated all outstanding lender commitments, including under (i) that certain Credit Agreement, dated as of October 27, 2022 (as amended by the First Amendment to Credit Agreement, dated as of February 6, 2023, the Second Amendment to Credit Agreement, dated as of March 28, 2023, and the Third Amendment to Credit Agreement, dated as of February 15, 2024), by and among the Company, WhiteHawk Capital Partners LP, as administrative agent and collateral agent, and the other parties and lenders party thereto from time to time (as amended, the “Credit Agreement”), and (ii) that certain Promissory Note, dated as of March 28, 2023, by and between Company Holdco and Bruce-Merrilees Electric Co (as amended, the “B&M Note”).  In connection with the termination of the Credit Agreement and the B&M Note, on March 14, 2025, all outstanding obligations for principal, interest and fees under the Credit Agreement and B&M Note were paid off in full, and all liens securing such obligations were released.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the completion of the Merger, shares of Company Class A Common Stock were listed and traded on Nasdaq under the trading symbol “SDIG.”  In connection with the completion of the Merger, the Company notified Nasdaq that the Merger had occurred and requested that Nasdaq withdraw the listing of the Company Class A Common Stock prior to the opening of the market on March 17, 2025.  Upon the Company’s request, Nasdaq filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Company Class A Common Stock and the deregistration of the Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company Class A Common Stock ceased being traded prior to the opening of the market on March 17, 2025, and is no longer listed on Nasdaq.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended and that the registration of Company Class A Common Stock under Section 12(g) of the Exchange Act be terminated.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company other than the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement.

Item 5.01 – Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned, indirect subsidiary of Bitfarms.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, Gregory A. Beard, Indira Agarwal, Thomas Doherty, Sarah P. James, Thomas J. Pacchia, and Thomas R. Trowbridge, IV, such members comprising all of the directors of the Company prior to the Effective Time, resigned as directors of the Company effective as of the Effective Time.  None of these resignations were a result of any disagreement with the Company, its management or its board of directors.

Also effective as of the Effective Time, each officer of the Company ceased his or her respective service as an officer of the Company.

Item 5.03 – Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of the Company, as the Surviving Corporation, was amended and restated as set forth in Exhibit 3.1 to this Current Report on Form 8-K.  Additionally, the bylaws of the Company, as the Surviving Corporation, were amended and restated as set forth in Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
2.1†
Agreement and Plan of Merger, dated as of August 21, 2024, by and among Stronghold Digital Mining, Inc., Bitfarms Ltd., Backbone Mining Solutions LLC, and HPC & AI Megacorp, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-40931, filed with the SEC on August 22, 2024).

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 12, 2024, by and among Stronghold Digital Mining, Inc., Bitfarms Ltd., Backbone Mining Solutions LLC, and HPC & AI Megacorp, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, File No. 001-40931, filed with the SEC on September 13, 2024).

3.1*	Certificate of Merger and Third Amended and Restated Certificate of Incorporation of Stronghold Digital Mining, Inc., dated March 14, 2025.

3.2*	Second Amended and Restated Bylaws of Stronghold Digital Mining, Inc., dated March 17, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

†
Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stronghold Digital Mining, Inc. (Registrant)

Date: March 20, 2025	By:	/s/ Ben Gagnon
Ben Gagnon
Chief Executive Officer